SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2003

BioTransplant Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-28324	04-3119555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Boston Avenue Medford, MA		02129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  781-393-8500

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On April 24, 2003, BioTransplant Incorporated (the "Company") issued a press release providing an update on the clinical development status of MEDI-507, the Company's monoclonal antibody which has been licensed to MedImmune, Inc.

See the press release attached hereto as Exhibit 99.1.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 25, 2003	BIOTRANSPLANT INCORPORATED

		By:	/s/ Donald B. Hawthorne
Donald B. Hawthorne
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Press Release dated April 24, 2003